Regulatory Requirements And Capital Ratios	12 Months Ended
Dec. 31, 2014
Regulatory Capital Requirements [Abstract]
Regulatory Requirements And Capital Ratios
REGULATORY REQUIREMENTS AND CAPITAL RATIOS

The principal source of income and cash for City Holding (the “Parent Company”) is dividends from City National. Dividends paid by City National to the Parent Company are subject to certain legal and regulatory limitations. Generally, any dividends in amounts that exceed the earnings retained by City National in the current year plus retained net profits for the preceding two years must be approved by regulatory authorities. Approval is also required if dividends declared would cause City National’s regulatory capital to fall below specified minimum levels.  At December 31, 2014, City National could pay dividends up to $12.0 million without prior regulatory permission.

During 2014, the Parent Company used cash obtained from the dividends received primarily to: (1) pay common dividends to shareholders, (2) remit interest payments on the Company’s junior subordinated debentures and (3) fund common stock repurchases for treasury. As of December 31, 2014, the Parent Company reported a cash balance of approximately $12.5 million.  Management believes that the Parent Company’s available cash balance, together with cash dividends from City National, is adequate to satisfy its funding and cash needs in 2014.

The Company, including City National, is subject to various regulatory capital requirements administered by the various banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, action by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and City National must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items calculated under regulatory accounting practices. The Company’s and City National’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require the Company and City National to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined). Management believes, as of December 31, 2014, that the Company and City National met all capital adequacy requirements to which they were subject.

As of December 31, 2014, the most recent notifications from banking regulatory agencies categorized the Company and City National as “well capitalized” under the regulatory framework for prompt corrective action. There are no conditions or events since these notifications that management believes have changed the institutions’ categories. The Company’s and City National’s actual capital amounts and ratios are presented in the following table (dollars in thousands):

	2014		2013		Well Capitalized Ratio	Minimum Ratio
	Amount	Ratio	Amount	Ratio

Total Capital (to Risk-Weighted Assets):
Consolidated	$353,873	14.2%	$346,039	13.8%	10.0%	8.0%
City National	315,095	12.7%	302,817	12.2%	10.0%	8.0%

Tier I Capital (to Risk-Weighted Assets):
Consolidated	$333,163	13.4%	$324,859	13.0%	6.0%	4.0%
City National	294,870	11.9%	282,221	11.4%	6.0%	4.0%

Tier I Capital (to Average Assets):
Consolidated	$333,163	9.9%	$324,859	9.8%	5.0%	4.0%
City National	294,870	8.8%	282,221	8.6%	5.0%	4.0%

Basel III Capital Rules become effective January 1, 2015. In July 2013, the Federal Reserve published final rules establishing a new comprehensive capital framework for U.S. banking organizations. The rules implement the framework known as “Basel III” for strengthening international capital standards as well as certain provisions of the Dodd-Frank Act. The Basel III Capital Rules substantially revise the risk-based capital requirements applicable to bank holding companies and depository institutions compared to the current U.S. risk-based capital rules. The Basel III Capital Rules define the components of capital and address other issues affecting the numerator in banking institutions’ regulatory capital ratios. The Basel III Capital Rules also address risk weights and other issues affecting the denominator in banking institutions’ regulatory capital ratios and replace the existing risk-weighting approach. The Basel III Capital Rules also implement the requirements of Section 939A of the Dodd-Frank Act to remove references to credit ratings from the federal banking agencies’ rules. The Basel III Capital Rules are effective for the Company on January 1, 2015 (subject to a phase-in period for certain provisions).